                                                [CREDIT SUISSE ASSET MANAGEMENT]

CREDIT SUISSE FUNDS
SEMIANNUAL REPORT

CLASS A SHARES

April 30, 2002
(Unaudited)

      - CREDIT SUISSE
        JAPAN GROWTH FUND



More complete information about the Fund, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2002; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE JAPAN GROWTH FUND
PORTFOLIO MANAGERS' LETTER
April 30, 2002

                                                                    May 28, 2002

Dear Shareholder:

   The Class A Shares (without sales charge)(1) of Credit Suisse Japan Growth Fund(2) (the "Fund") had a gain of 6.42% for the period beginning November 30, 2001 (the inception date of the Fund's Class A Shares) and ending April 30, 2002. By comparison, the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix")(3) had a loss of 1.14% for the five-month period.

   The period was a mostly positive one for Japanese stocks in local-currency terms (however, results were less impressive in U.S. dollar terms, as the yen weakened vs. the dollar in the period). Investors appeared to believe that, after nearly two years of malaise, Japan's economy might finally have bottomed out, potentially creating a better environment for stocks going forward. Specific grounds for optimism included continued monetary easing by the Bank of Japan and a recovery in exports, especially within the technology area. To be certain, Japan continues to face severe challenges, not the least of which is the extraordinary level of defaulted debt in the country's banking industry.

   The Fund had a good showing for the five months in both absolute and relative terms. A number of the Fund's holdings aided its return, including its technology, communications, consumer and non-bank financial stocks. Of course the Fund had its share of decliners, scattered over a range of sectors.

   Our outlook on Japan is one of guarded optimism. We see some encouraging developments, but have concerns as well. Regarding the latter, we see a possible reversal of fortune in the U.S. economy as a risk to be considered, over the intermediate term at least. Such a development could dampen Japan's chances for a sustainable economic recovery and spark a wave of profit taking.

   And with respect to Japan's internal problems, the most serious to us is the above-noted banking predicament, with defaulted debt levels estimated to be as high as $2 trillion. Without bold measures taken by Japan's government, this burden could weigh on Japan's economy and equity markets on and off for years. Decisive actions have not yet been forthcoming, though very recently we saw some hope that Japan's Resolution and Collection Corporation (an institution similar to the Resolution Trust Corporation in the U.S.) might finally assume a major role in buying bad loans from the banks. Time will tell.

   On the positive side, grounds for optimism in our view include a recent upturn in corporate-earnings growth. Results from the most recent earnings season have been generally good (coming off a low base, to be sure) and have exceeded consensus expectations. We also note a recent upturn in share-buyback activity by Japanese corporations. These two trends, if sustainable, could persuade investors -- in particular large U.S. and European investors currently underweighted in Japan -- to revisit the market. The recent and dramatic monetary-base expansion by the Bank of Japan might also add to the market's appeal by easing deflation worries. In addition, we believe that the prospects for real, economically beneficial, tax reforms has increased of late.

   In term of portfolio construction, we will continue to strive to hold what we believe to be the right balance between domestic recovery stories (for example retail stocks) and global blue chip/cyclical themes (i.e., large Japanese companies that might benefit from an improving global economy and/or more-favorable exchange rate trends). As of the end of the period, the Fund's largest areas of investment were the technology, internet, media, consumer and non-bank financial sectors. In these areas and elsewhere, our focus will remain on companies attempting to increase shareholder value in a country that is moving, admittedly in fits and starts, more fully into an equity culture.

   P. Nicholas Edwards                       Todd Jacobson
   Co-Portfolio Manager                     Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.


   TO OBTAIN A PROSPECTUS FOR THE FUND'S COMMON CLASS SHARES (INCEPTION DATE OF DECEMBER 29, 1995) PLEASE VISIT OUR WEB SITE (CREDITSUISSEFUNDS.COM) OR CONTACT YOUR FINANCIAL REPRESENTATIVE.

--------------
(1) Class A shares have a maximum front-end sales charge of 5.75%. Total return for Class A shares for the reporting period, based on offering price (with sales charge) was 0.37%.
(2) Name changed from Credit Suisse Warburg Pincus Japan Growth Fund effective December 12, 2001.
(3) The Tokyo Stock Exchange (TOPIX) Index is an unmanaged capitalization-weighted index designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. Investors cannot invest directly in an index.

CREDIT SUISSE JAPAN GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2002 (Unaudited)

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                           ----------      -----
COMMON STOCKS (102.7%)
AUTO COMPONENTS (0.7%)
    Bridgestone Corp.                                                         60,000   $   846,261
                                                                                       -----------
AUTOMOBILES (1.0%)
    Nissan Motor Company, Ltd.                                               155,000     1,192,679
                                                                                       -----------
CHEMICALS (3.1%)
    Shin-Etsu Chemical Company, Ltd.                                          92,800     3,823,301
                                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES (5.3%)
    Trans Cosmos, Inc.                                                       142,300     3,668,324
    Venture Link Company, Ltd.                                               192,000     2,826,167
                                                                                       -----------
                                                                                         6,494,491
                                                                                       -----------
COMPUTERS & PERIPHERALS (3.4%)
    Intelligent Wave, Inc.                                                     1,476     4,172,802
                                                                                       -----------
CONSTRUCTION & ENGINEERING (2.4%)
    JGC Corp.                                                                422,000     2,974,376
                                                                                       -----------
DIVERSIFIED FINANCIALS (11.4%)
    Matsui Securities Company, Ltd.(1)                                       195,000     2,407,125
    Nomura Holdings, Inc.                                                    311,000     4,335,590
    Orix Corp.                                                                39,700     3,292,873
    Shohkoh Fund & Company, Ltd.                                              32,270     3,970,917
                                                                                       -----------
                                                                                        14,006,505
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.7%)
    Japan Telecom Company, Ltd.                                                  721     2,133,800
                                                                                       -----------
ELECTRICAL EQUIPMENT (5.0%)
    Funai Electric Company, Ltd.                                              23,000     2,428,971
    Megachips Corp.                                                           65,300     1,703,699
    Mitsubishi Electric Corp.                                                421,000     1,960,731
                                                                                       -----------
                                                                                         6,093,401
                                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (9.1%)
    Ibiden Company, Ltd.                                                      38,000       599,299
    Kyocera Corp.                                                             20,700     1,409,018
    Livin' on the EDGE Company, Ltd.(1)                                          750     2,365,653
    Murata Manufacturing Company, Ltd.                                        12,300       778,808
    Nichicon Corp.                                                           132,000     1,761,027
    Nidec Corp.                                                               52,000     3,466,665
    TDK Corp.                                                                 14,000       763,240
                                                                                       -----------
                                                                                        11,143,710
                                                                                       -----------
FOOD & DRUG RETAILING (1.6%)
    Sugi Pharmacy Company, Ltd.                                               43,000     1,908,878
                                                                                       -----------
HOUSEHOLD DURABLES (3.8%)
    Sony Corp.                                                                87,700     4,712,849
                                                                                       -----------
INSURANCE (2.1%)
    Daido Life Insurance Co.(1)                                                  970     2,538,317
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                           ----------      -----
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (6.9%)
    Access Company, Ltd.(1)                                                      149   $ 3,550,933
    Index Corp.                                                                  876     2,114,952
    Internet Initiative Japan, Inc. ADR(1)                                   375,600     2,253,600
    Open Loop, Inc.(1)                                                           120       533,645
                                                                                       -----------
                                                                                         8,453,130
                                                                                       -----------
LEISURE EQUIPMENT & PRODUCTS (11.3%)
    Konami Corp.                                                             129,700     3,272,802
    Konica Corp.                                                             260,000     1,666,510
    Nintendo Company, Ltd.                                                    23,700     3,322,429
    Sega Corp.(1)                                                            249,900     5,605,231
                                                                                       -----------
                                                                                        13,866,972
                                                                                       -----------
MACHINERY (3.3%)
    Daikin Industries, Ltd.                                                   62,000     1,125,077
    Mitsubishi Heavy Industries, Ltd.                                        301,000       954,104
    SMC Corp.                                                                 16,000     1,916,510
                                                                                       -----------
                                                                                         3,995,691
                                                                                       -----------
MEDIA (1.4%)
    Dentsu, Inc.                                                                 300     1,672,897
                                                                                       -----------
OFFICE ELECTRONICS (2.3%)
    Canon, Inc.                                                               72,000     2,758,877
                                                                                       -----------
REAL ESTATE (0.8%)
    Mitsui Fudosan Company, Ltd.                                             122,000       957,757
                                                                                       -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (13.9%)
    Advantest Corp.                                                           24,000     1,728,971
    Disco Corp.                                                               56,000     3,502,179
    Rohm Company, Ltd.                                                         9,400     1,401,946
    Tokyo Electron, Ltd.                                                      80,200     5,771,400
    Tokyo Seimitsu Company, Ltd.                                             122,200     4,615,808
                                                                                       -----------
                                                                                        17,020,304
                                                                                       -----------
SOFTWARE (8.3%)
    Capcom Company, Ltd.                                                      78,400     2,344,672
    Nomura Research Institute, Ltd.                                            8,700     1,141,705
    Trend Micro, Inc.(1)                                                     150,000     4,042,055
    Works Applications Company, Ltd.(1)                                          210     2,633,177
                                                                                       -----------
                                                                                        10,161,609
                                                                                       -----------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
    ITX Corp.(1)                                                                 250       482,866
                                                                                       -----------
WIRELESS TELECOMMUNICATIONS SERVICES (3.5%)
    NTT DoCoMo, Inc.                                                             333       842,874
    NTT DoCoMo, Inc. - New Shares(1)                                           1,332     3,392,242
                                                                                       -----------
                                                                                         4,235,116
                                                                                       -----------

                 See Accompanying Notes to Financial Statements.

                                                                                          VALUE
                                                                                          -----
TOTAL COMMON STOCKS (Cost $145,935,205)                                               $125,646,589
                                                                                      ------------

TOTAL INVESTMENTS AT VALUE (102.7%) (Cost $145,935,205)(2)                             125,646,589

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.7%)                                           (3,341,990)
                                                                                      ------------
NET ASSETS (100.0%)                                                                   $122,304,599
                                                                                      ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
(1)  Non-income producing security.
(2)  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)

ASSETS
      Investments at value (Cost $145,935,205)                                         $ 125,646,589
      Cash                                                                                    59,263
      Dividend, interest and reclaim receivable                                              206,117
      Receivable for fund shares sold                                                          2,500
      Prepaid expenses and other assets                                                       50,895
                                                                                       -------------
         Total Assets                                                                    125,965,364
                                                                                       -------------
LIABILITIES
      Advisory fee payable                                                                    62,827
      Administrative services fee payable                                                     35,200
      Distribution fee payable                                                                16,326
      Unrealized depreciation on forward currency contracts                                3,185,281
      Other accrued expenses payable                                                         361,131
                                                                                       -------------
         Total Liabilities                                                                 3,660,765
                                                                                       -------------
NET ASSETS
      Capital stock, $0.001 par value                                                         22,317
      Paid-in capital                                                                    156,910,716
      Accumulated net investment loss                                                       (395,330)
      Accumulated net realized loss on investments and foreign currency transactions     (22,715,502)
      Net unrealized depreciation from investments and foreign currency translations     (11,517,602)
                                                                                       -------------
         Net Assets                                                                    $ 122,304,599
                                                                                       =============
COMMON SHARES
      Net assets                                                                       $ 121,410,141
      Shares outstanding                                                                  22,150,256
                                                                                       -------------
      Net asset value, offering price and redemption price per share                           $5.48
                                                                                               =====
ADVISOR SHARES
      Net assets                                                                       $     775,475
      Shares outstanding                                                                     144,557
                                                                                       -------------
      Net asset value, offering price and redemption price per share                           $5.36
                                                                                               =====
A SHARES
      Net assets                                                                       $     118,983
      Shares outstanding                                                                      21,752
                                                                                       -------------
      Net asset value and redemption price per share                                           $5.47
                                                                                               =====
      Maximum offering price per share (net asset value/(1-5.75%))                             $5.80
                                                                                               =====

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME
      Dividends                                                                                 $     84,799
      Interest                                                                                        10,579
      Foreign taxes withheld                                                                         (12,720)
                                                                                                ------------
         Total investment income                                                                      82,658
                                                                                                ------------
EXPENSES
      Investment advisory fees                                                                       340,653
      Administrative services fees                                                                    51,000
      Shareholder servicing/Distribution fees                                                         69,205
      Transfer agent fees                                                                            145,530
      Printing fees                                                                                   45,864
      Registration fees                                                                               26,803
      Custodian fees                                                                                  23,469
      Legal fees                                                                                      23,184
      Interest expense                                                                                15,920
      Directors fees                                                                                   7,049
      Audit fees                                                                                       6,601
      Insurance expense                                                                                4,743
      Miscellaneous expense                                                                            6,077
                                                                                                ------------
         Total expenses                                                                              766,098
      Less: fees waived                                                                             (288,110)
                                                                                                ------------
         Net expenses                                                                                477,988
                                                                                                ------------
            Net investment loss                                                                     (395,330)
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
      Net realized loss from investments                                                         (16,030,239)
      Net realized gain from foreign currency transactions                                         3,699,310
      Net change in unrealized appreciation (depreciation) from investments                       21,136,980
      Net change in unrealized appreciation (depreciation) from foreign currency translations     (2,279,628)
                                                                                                ------------
      Net realized and unrealized gain from investments and foreign currency related items         6,526,423
                                                                                                ------------
      Net increase in net assets resulting from operations                                      $  6,131,093
                                                                                                ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX MONTHS
                                                                                 ENDED            FOR THE YEAR
                                                                             APRIL 30, 2002           ENDED
                                                                               (UNAUDITED)      OCTOBER 31, 2001
                                                                             -------------      ----------------
FROM OPERATIONS
   Net investment loss                                                       $    (395,330)      $  (1,323,724)
   Net loss on investments and foreign currency transactions                   (12,330,929)        (10,605,722)
   Net change in unrealized appreciation (depreciation) from investments
     and foreign currency translations                                          18,857,352         (50,131,563)
                                                                             -------------       -------------
     Net increase in net assets resulting from operations                        6,131,093          62,061,009
                                                                             -------------       -------------
FROM DISTRIBUTIONS
   Distributions from net realized gains
     Common Class shares                                                                --         (26,886,012)
     Advisor Class shares                                                               --            (356,710)
                                                                             -------------       -------------
     Net decrease in net assets from distributions                                      --         (27,242,722)
                                                                             -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                 25,889,055         209,410,307
   Exchange value of shares due to merger                                       71,542,110                  --
   Reinvestment of distributions                                                        --          26,286,140
   Net asset value of shares redeemed, net of redemption fees                  (33,973,651)(1)    (273,010,785)(2)
                                                                             -------------       -------------
     Net increase (decrease) in net assets from capital share transactions      63,457,514         (37,314,338)
                                                                             -------------       -------------
   Net increase (decrease) in net assets                                        69,588,607        (126,618,069)
NET ASSETS
   Beginning of period                                                          52,715,992         179,334,061
                                                                             -------------       -------------
   End of period                                                             $ 122,304,599       $  52,715,992
                                                                             =============       =============
ACCUMULATED NET INVESTMENT LOSS                                              $    (395,330)      $          --
                                                                             =============       =============

--------------------------------------------------------------------------------
(1)  Net of $124,497 of redemption fees retained by the Fund.
(2)  Net of $1,297,749 of redemption fees retained by the Fund.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                                       FOR THE
                                                                    PERIOD ENDED
                                                                   APRIL 30, 2002
                                                                   (UNAUDITED)(1)
PER SHARE DATA
   Net asset value, beginning of period                               $  5.14
                                                                      -------
INVESTMENT OPERATIONS
      Net investment loss                                                0.00(2)
      Net gain on investments and foreign currency related items
         (both realized and unrealized)                                  0.33
                                                                      -------
NET ASSET VALUE, END OF PERIOD                                        $  5.47
                                                                      =======
         Total return                                                    6.42%(3)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                           $   119
      Ratio of expenses to average net assets                            1.75%(4)
      Ratio of net investment loss to average net assets                (0.55)%(4)
      Decrease reflected in above operating expense
         ratios due to waivers/reimbursements                            1.05%(4)
   Portfolio turnover rate                                                 27%

(1)  For the period November 30, 2001 (inception date) through April 30, 2002.
(2)  This amount represents less than $0.01 per share.
(3)  Total return does not consider the effects of sales charges.
     Non-annualized.
(4)  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Credit Suisse Japan Growth Fund, formerly Credit Suisse Warburg Pincus Japan Growth Fund (the "Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company that seeks long term growth of capital.

    The Fund is authorized to offer three classes of shares: Common Class, Advisor Class, and Class A shares. Effective November 30, 2001 the Fund began offering Class A shares. Effective December 12, 2001, the Fund closed the Common Class to new investors. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by the Fund at an annual rate of .25% of the average daily net asset value of the Fund's outstanding Common Class shares. Advisor Class shares bear expenses paid pursuant to a distribution plan adopted by the Fund at an annual rate not to exceed .75% of the average daily net asset value of the Advisor Class shares. Advisor Class shares currently bear expenses of .50% of average daily net assets. Class A shares are sold subject to a front-end sales charge of 5.75% and bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. Results for the Common and Advisor Class shares are contained in a separate book.

    Effective as of the close of business on April 26, 2002, Japan Growth acquired all of the net assets of the Credit Suisse Japan Small Cap Fund ("Japan Small Cap") in a tax-free exchange of shares. The shares exchanged were 12,704,647 shares (valued at $70,891,924) of the Common Class of the Fund for 36,420,598 shares of the Common Class of Japan Small Cap, 116,521 shares (valued at $650,186) of the Common Class of the Fund for 333,929 shares of Advisor Class of Japan Small Cap. The Japan Small Cap net assets of $71,542,110 at that date, which included $11,950,033 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of Japan Small Cap and the Fund immediately before the acquisition were $71,542,110 and $53,240,429, respectively and the combined net assets of the Fund were $124,782,539.

    A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price, and if there is no bid price available, at the most recent ask price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula, or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

    B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

    C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

    D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

    E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

    F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

    G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

    H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or the date on which an offsetting position is entered into.

    At April 30, 2002, the Fund had the following open forward foreign currency contracts:

                                     EXPIRATION    FOREIGN CURRENCY      CONTRACT        CONTRACT     UNREALIZED
FORWARD FOREIGN CURRENCY CONTRACT       DATE          TO BE SOLD          AMOUNT           VALUE         LOSS
---------------------------------    ----------    ----------------   -------------   -------------  -----------
           Japanese Yen               5/16/02      (15,353,030,000)   $(116,837,762)  $(120,023,043) $(3,185,281)

    I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the AIM Institutional Funds - Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities out on loan during the six months ended April 30, 2002.

    Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Fund to act as the Fund's securities lending agent. Pending receipt of an exemption from the Securities and Exchange Commission ("SEC"), CSFB has agreed to charge the Fund fees for its securities lending activities equal to its costs in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

    J) OTHER -- The Fund may invest in securities of foreign countries and governments (primarily Japan) which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

    The Fund may be subject to taxes imposed by countries in which it invests, with respect to it's investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For it's investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.25% of the Fund's average daily net assets. For the six months ended

April 30, 2002, investment advisory fees earned, and voluntarily waived, were $340,653 and $288,110, respectively.

    Effective May 1, 2002, Credit Suisse Asset Management Limited ("CSAM Ltd."), an affiliate of CSAM, became sub-investment adviser to the Fund. CSAM Ltd.'s sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

    Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as the Fund's co-administrators. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the six months ended April 30, 2002, administrative services fees earned by CSAMSI were $27,252.

    For its administrative services PFPC is entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

              AVERAGE DAILY NET ASSETS                                          ANNUAL RATE
              ------------------------                                          -----------
              First $500 million                                       .08% of average daily net assets
              Next $1 billion                                          .07% of average daily net assets
              Over $1.5 billion                                        .06% of average daily net assets

    For the six months ended April 30, 2002, administrative services fees earned by PFPC (including out-of-pocket expenses) were $23,748.

    At its meeting held on February 12, 2002, the Board of Directors adopted a resolution to approve a Co-Administrator Agreement between the Fund and State Street Bank and Trust Company ("SSB") to replace PFPC effective mid 2002.

In addition to serving as the Fund's co-administrator, CSAMSI serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25%, .50% and .25% of the average daily net assets of the Fund's Common, Advisor and Class A shares, respectively. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services. For the six months ended April 30, 2002, shareholder servicing and distribution fees were as follows:

                                                                          SHAREHOLDER SERVICING/
              FUND                                                           DISTRIBUTION FEE
              ----                                                        ----------------------
              Common Class                                                       $67,015
              Advisor Class                                                        2,148
              Class A                                                                 42
                                                                                 -------
                                                                                 $69,205
                                                                                 =======

    Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation from CSAM. CSAM is reimbursed by the Fund. For the six months ended April 30, 2002, the Fund reimbursed CSAM $57,761, which is included in the Fund's transfer agent expense.

    For the six months ended April 30, 2002, CSAMSI and its affiliates advised the Fund that it retained $19,958 from commissions earned on the sale of the Fund's shares.

    Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended April 30, 2002, Merrill was paid $13,766, for its services to the Fund.


NOTE 3. LINE OF CREDIT

Through June 18, 2002, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of ..10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. For the six months ended

April 30, 2002, the Fund had borrowings under the Prior Credit Facility as follows:

              AVERAGE DAILY                             WEIGHTED AVERAGE                       MAXIMUM DAILY
              LOAN BALANCE                               INTEREST RATE %                      LOAN OUTSTANDING
              ------------                               ---------------                      ----------------
                $42,679                                      2.612%                              $1,503,000

    Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest paid is unchanged.


NOTE 4. PURCHASES AND SALES OF SECURITIES

    For the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) were $16,868,996 and $21,021,454, respectively.

    At April 30, 2002, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and net unrealized depreciation from investments (based on cost for federal income tax purposes) were $20,100,651, $40,389,267 and $20,288,616, respectively.


NOTE 5. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of the Fund are designated Common Class shares, two billion shares of the

Fund are designated Advisor Class shares and one billion shares of the Fund are designated Class A shares. Transactions in capital shares for each class were as follows:

                                                                        COMMON CLASS
                                             --------------------------------------------------------------------
                                                FOR THE SIX MONTHS ENDED                   FOR THE YEAR ENDED
                                               APRIL 30, 2002 (UNAUDITED)                   OCTOBER 31, 2001
                                             -----------------------------          -----------------------------
                                               SHARES            VALUE                 SHARES            VALUE
                                             ----------       ------------          -----------     -------------
Shares sold                                   5,041,760       $ 25,752,583           28,910,781     $ 208,537,937
Shares exhanged due to merger                12,821,168         71,542,110                   --                --
Shares issued in
  reinvestment of distributions                      --                 --            3,056,021        26,006,517
Shares redeemed                              (6,523,193)       (33,711,367)         (36,504,510)     (271,812,366)
                                             ----------       ------------          -----------     -------------
Net increase (decrease)                      11,339,735       $ 63,583,326           (4,537,708)    $ (37,267,912)
                                             ==========       ============          ===========     =============

                                                                        ADVISOR CLASS
                                             --------------------------------------------------------------------
                                                FOR THE SIX MONTHS ENDED                   FOR THE YEAR ENDED
                                               APRIL 30, 2002 (UNAUDITED)                   OCTOBER 31, 2001
                                             -----------------------------          -----------------------------
                                                SHARES            VALUE                SHARES            VALUE
                                             ----------       ------------          -----------     -------------
Shares sold                                       2,279       $     11,109              127,090     $     872,369
Shares issued in
  reinvestment of distributions                      --                 --               33,368           279,623
Shares redeemed                                 (51,191)          (262,284)            (164,373)       (1,198,419)
                                             ----------       ------------          -----------     -------------
Net decrease                                    (48,912)      $   (251,175)              (3,915)    $     (46,427)
                                             ==========       ============          ===========     =============

                                                        CLASS A
                                             -----------------------------
                                                 FOR THE PERIOD ENDED
                                              APRIL 30, 2002 (UNAUDITED)(1)
                                             -----------------------------
                                                SHARES            VALUE
                                             ----------       ------------
Shares sold                                      21,752       $    125,363
                                             ----------       ------------
Net increase                                     21,752       $    125,363
                                             ==========       ============

(1)  For the period November 30, 2001 (inception date) through April 30, 2002.

    The Board of Directors of the Fund approved the imposition of a redemption fee plan, effective May 30, 2000, whereby 2% of the value of shares redeemed or exchanged less than six months from the date of purchase will be charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee will be charged based on the value of shares at redemption, and will be paid directly to the Fund and become part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions will be redeemed first, followed by the shares held longest.

     A Special Meeting of shareholders of the Fund was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on Friday May 1, 2002, at 2:00 p.m. The following matter was voted upon by the shareholders of the Fund and the results are presented below. Shares delivered not voted are not included in the total for each proposal.

    To approve a Sub-Investment Advisory Agreement for the Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited ("CSAM Japan"):

                                                                              % OF TOTAL         % OF TOTAL
                                                             SHARES       SHARES OUTSTANDING    SHARES VOTED
                                                             ------       ------------------    ------------
              For                                          5,609,805            55.48%             95.08%
              Against                                        221,833             2.19%              3.76%
              Abstain                                         68,418             0.68%              1.16%

                       This page intentionally left blank

                       This page intentionally left blank

                                                [CREDIT SUISSE ASSET MANAGEMENT]

P.O. BOX 9030, BOSTON, MA 02205-9030
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSJGA-3-0402